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                                                                   Exhibit 10.10

                            [GLOBAL MAINTECH LOGO]




                              SUB-LEASE AGREEMENT
                              -------------------

     This Agreement is entered into this 12th day of December, l995, between Global MAINTECH, Inc., a Minnesota corporation (MAINTECH), and Art-In-Motion, Inc., a Minnesota corporation ("Art").

     WHEREAS, Art has occupied and leased the space at 6468 City West Parkway, Eden Prairie ("space") and seeks to vacate the space;

     WHEREAS, MAINTECH desires to occupy the space;

     WHEREAS, Art is in Chapter ll reorganization and is obligated to past rent to Charles C. Mills, the landlord;

     WHEREAS, Art has the right to sublease the space, and both parties have notified Charles C. Mills and have received verbal acceptance that Art may sublease to MAINTECH;

     NOW, THEREFORE, the parties mutually agree:

     l.  MAINTECH hereby subleases the space from Art;

     2. The terms of the sublease are identical to those of the lease dated June 22, l995 between Art and Charles and Sharron Mills (the owner and landlord of the space) and this lease is attached to and considered a part of this Agreement;

     3. The deposit referred in the lease dated June 22, l995 and made by Art is now the property of MAINTECH;

     4. MAINTECH is not obligated for any outstanding obligations of Art, including those relating to the space or the lease dated June 22, l995;

     5. MAINTECH shall be obligated for lease payments with the time period beginning January l, l996 and continuing to the end of the lease period;

     6. MAINTECH is accepting the space on an "as is" basis and has no claims on Art for cleaning or repairs;

     7. This Agreement shall be governed by the laws of the State of Minnesota and shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     AGREED BY:     Global MAINTECH, Inc.           Accepted by

                    by  /s/  David McCaffrey           /s/  Charles S. Mills
                    ---------------------------     ---------------------------
                    its Chief Executive Officer

                    Art-In-Motion, Inc
                    by  /s/  John Gulfuss
                    ---------------------------
                    its


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                                 OFFICE LEASE
                                 ------------

     THIS AGREEMENT, made this 22nd day of June, 1995, by and between Charles and Sharron Mills, hereinafter called the Lessor or Landlord and Art-In-Motion, Inc. hereinafter called the Tenant.


WITNESSETH:

     That the Lessor, in consideration of the rents and covenants hereinafter mentioned, does hereby demise, lease and let unto the Tenant, and the Tenant does hereby hire and take from the Lessor, the following described premises located in the County of Hennepin and State of Minnesota, more particularly described as comprising approximately 3,106 square feet on the main floor of the Building located at 6468 City West Parkway, which is to be used and occupied as an office for the transaction of the business of Tenant, which is production of visual and audio communications and for no other purpose.

     TO HAVE AND HOLD said premises just as they are, without any liability or obligation on the part of the Lessor to make any alteration, improvements or repairs of any kind on or about said premises (save and except as otherwise stated herein) for a term of Three Years from and after the 1st day of August, 1995 and terminating on the 31st day of July, 1998. In the event that said premises are not ready for occupancy on the commencement date thereof, this lease shall not be void or voidable, nor shall Lessor be liable to Tenant for any loss or damage resulting therefrom; but in such event there shall be a pro-rata abatement of rent for the period between the aforesaid commencement date of the term and the date when said premises are ready for occupancy.


ARTICLE I.     BASE RENT

               The Tenant shall pay to the Lessor as base rent for the premises $2,682.21 per month ($32,186.52 per annum) in advance on the first day of each month during the entire term of this lease. In the event of any fractional months occurring during the term of this lease, Tenant shall pay a pro-rata portion of said fractional month. Said rental is sometimes hereinafter referred to as "annual base rental" or "monthly base rental." Rent will commence September 15, 1995. There will be no rent charge for July 1995, August 1995, or the first two weeks in September 1995.

               All rental checks shall be made payable to Charles and Sharron Mills, and mailed to 650 S. E. Sixth Avenue, Pompano Beach,
               FL 33060.


ARTICLE II.    ADDITIONAL RENTAL

               In addition to the annual base rental described in the foregoing paragraph of this lease, Tenant shall pay all of its utilities in relation to the premises; water, sewer, rubbish removal, gas, and electricity.


ARTICLE III.   SECURITY DEPOSIT

               On or before July 1, 1995, Tenant shall deposit with Lessor the sum of Two Thousand Six Hundred Eighty Two and 21/100 Dollars ($2,682.21) (the"Security Deposit") as security for the full and faithful performance of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including, without limitation, the provisions relating to the payment of Base Rent, or Additional Rent, the repair of damage to the Premises and/or cleaning or restoring the Premises upon termination of this Lease, Lessor may use, apply or retain all or any part of this security deposit for the payment of any Base Rent, or Additional Rent or other sum in default and any amounts which Lessor may spend or become obligated to spend by reason of Tenant's default to the full extent permitted by law. If any portion of said deposit is so used, applied or retained, Tenant shall, within the (10 days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to an amount equal to one monthly installment of the then-applicable Base Rent, and other charges payable hereunder by Tenant multiplied by the number of months worth of Base Rent represented by the initial security deposit, and Tenant's failure to

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               do so shall be a material default and breach of the Lease. Lessor shall not be required to keep any security deposit separate from its general funds, and Tenant shall not be entitled to interest on any such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant or to the last assignee of Tenant's interest hereunder within sixty days after the expiration of the Term.


ARTICLE IV.    OVERDUE AMOUNTS--RENT INDEPENDENT

               Any installment of Base Rent, or other charges to be paid by Tenant accruing under the provisions of this Lease, which shall not be paid when due, shall bear interest at the rate of eighteen percent (18%) per annum from the date when the same is due until the same shall be paid, but if such rate exceeds the maximum interest rate permitted by law, such rate shall be reduced to the highest rate allowed by law under the circumstances. Tenant's covenants to pay the Base Rent and the Additional Rent are independent of any other covenant, condition, provision or agreement herein contained.


ARTICLE V.     INSURANCE

               Lessor shall keep the Building insured for the benefit of Lessor in an amount equivalent to the full replacement value thereof (excluding foundation, grading and excavation costs) against:

               (a)  loss or damage by fire; and

               (b) such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Building, including, but without limiting the generality of the foregoing, windstorms, hail, explosion, vandalism, malicious mischief, civil commotion, and such other coverage as may be deemed necessary by Lessor, providing such additional coverage is obtainable and providing such additional coverage is such as is customarily carried with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Building.

               These insurance provisions shall in no way limit or modify any of the obligations of Tenant under any provision of this Lease Agreement. Lessor agrees that such policy or policies of insurance shall permit releases of liability as provided herein and/or waiver of subrogation clause as to Tenant and Lessor waives, releases and discharges Tenant from all claims or demands whatsoever which Lessor may have or acquire arising out of damage to or destruction of the Building or loss of use thereof occasioned by fire or other casualty, which such claim or demand may arise because of the negligence or fault of Tenant, its agents, employees, customers or business invitees, or otherwise, and Lessor agrees to look to the insurance coverage only in the event of such loss. Notwithstanding the foregoing, Tenant shall be obligated to pay the rental called for hereunder in the event of damage to or destruction of the Premises or the Building if such damage or destruction is occasioned by the negligence or fault of Tenant, its agents or employees. Insurance premiums paid thereon shall be a portion of the "Operating Expenses" described in Rental Adjustment hereof.

               Tenant shall keep all of its machinery, equipment, furniture, fixtures, personal property (including also property under the care, custody, or control of Tenant) and business interests which may be located in, upon, or about the Premises insured for the benefit of Tenant in an amount equivalent to the full replacement value or insurable value thereof against:

               (a)  loss or damage by fire; and

               (b) such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to a tenant's machinery, equipment, furniture, fixtures, personal property and business located in a building similar in construction, general location, use, occupancy and design to the Building, including, but without limiting the generality of the foregoing, windstorms, hail, explosions, vandalism, theft, malicious mischief civil commotion, and such other coverage as Tenant may deem appropriate or necessary.

               Tenant agrees that such policy or policies of insurance shall permit releases of liability as provided herein and/or waiver of subrogation clause as to Lessor and Tenant waives, releases and discharges Lessor, its agents, employees, and contractors from all claims or demands whatsoever which Tenant may have or acquire arising out of damage to or destruction of the machinery, equipment, furniture, fixtures, personal property, and loss of use thereof occasioned by fire or other casualty, whether such claim or demand may arise because of the negligence or fault of Lessor, its agents, employees, contractors or otherwise, and Tenant agrees to look to the insurance coverage only in the event of such loss.


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               Lessor shall, as a portion of the Operating Expenses maintain, for its benefit and the benefit of its managing agent, general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Building, such insurance to afford protection to Lessor and its managing agent.

               Tenant shall, at Tenant's sole cost and expense but for the mutual benefit of Lessor, its managing agent and Tenant, maintain general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises, such insurance to afford protection to Lessor, its managing agent and Tenant to the limit of not less than One Million and No/100 Dollars ($1,000,000.00) in respect to the injury or death to a single person, and to the limit of not less than One Million and No/100 Dollars ($1,000,000.00) in respect to any one accident, and to the limit of not less than Five Hundred Thousand and No/100 Dollars ($500,000.00) in respect to any property damage. Such policies of insurance shall be written in companies reasonably satisfactory to Lessor, naming Lessor and its managing agent as additional insured thereunder, and such policies, or a memorandum or certificate of such insurance, shall be delivered to Lessor endorsed "Premium Paid" by the company or agency issuing the same or accompanied by other evidence satisfactory to Lessor that the premium thereon has been paid. At such time as insurance limits required of tenants in office buildings in the area in which the Building is located are generally increased to greater amounts, Lessor shall have the right to require such greater limits as my then be customary. Tenant agrees to include in such policy the contractual liability coverage insuring Tenant's indemnification obligations provided for herein. Any such coverage shall be deemed primary to any liability coverage secured by Lessor.

               Tenant agrees to indemnify and save Lessor and its managing agent harmless against and from any and all claims, loss, damage and expense by or on behalf of any person or persons, firm or firms, corporation or corporations, arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed, pursuant to the terms of this Lease, or arising from any act of negligence on the part of Tenant or its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage to the extent caused by Tenant, its agents, and employees to any person, firm or corporation occurring during the term of this Lease or any renewal thereof, in or about the Premises and the Building, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor or its managing agent by reason of any such claim, Tenant, upon notice from Lessor, covenants to resist or defend such action or proceeding by counsel reasonably satisfactory to Lessor.

               Tenant agrees, to the extent not expressly prohibited by law, that Lessor, its agents, employees and servants shall not be liable, and Tenant waives all claims for damage to property and business sustained during the term of this Lease by Tenant occurring in or about the Building, resulting directly or indirectly from any existing or future condition, defect, matter or thing in the Premises, the Building, or any part thereof, or from equipment or appurtenances becoming out of repair or from accident, or from any occurrence or act or omission of Lessor, its agents, employees or servants, or any tenant or occupant of the building or any other person. This paragraph shall apply especially, but not exclusively, to damage caused as aforesaid or by the flooding of basements or other subsurface areas, or by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally, whether any such damage results from the act or omission of other tenants or occupants in the Building or any other persons, and whether such damage be caused by or result from any of the aforesaid, or shall be caused by or result from other circumstances of a similar or dissimilar nature.

               Anything therein to the contrary notwithstanding, in the event any damage to the Building results from any act or omission of Tenant, its agents, employees or invitees, and all or any portion of Lessor's loss is "deductible", Tenant shall pay to Lessor the amount of such deductible loss (not to exceed $1,000 per event). All property in the Building or on the Premises belonging to Tenant, its agents, employees, invitees or otherwise located at the Premises, shall be at the risk of Lessee only, and Lessor shall not be liable for damage thereto or theft, misappropriation or loss thereof and Tenant agrees to defend and hold Lessor, its agents, employees and servants harmless and indemnify them against claims and liability for injuries to such property.


ARTICLE VI.    REPAIRS

               Tenant agrees to keep the demised premises in as good condition and repair as they were in at the time Tenant took possession of the same, reasonable wear and tear excepted; to keep the leased premises in a clean and sanitary condition; not to commit any nuisance or waste on the leased premises; overload the premises; throw foreign substances in plumbing facilities; or waste any of the utilities furnished by Landlord. If Tenant shall


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               fail to keep and preserve the demised premises in the state or condition required by the provisions of this paragraph, the Lessor may at its option, put or cause the same to be put into the condition and state of repair agreed upon and in such case, the Tenant, on demand, shall pay the cost thereof. Tenant agrees to abide by such rules and regulations as may be reasonably promulgated by the Landlord from time to time.


ARTICLE VII.   TENANT COVENANTS:

               A. Tenant as a material part of the consideration to be rendered to Lessor under this lease, hereby waives all claims against Lessor for damages to goods, wares and merchandise, in, upon or about said premises and for injuries to persons in or about said premises, from any cause arising at any time and Tenant will hold Lessor exempt and harmless for and on account of any damage or injury to any person or to the goods, wares and merchandise of any person, arising from the use of the premises by Tenant, or arising from the failure of Tenant to keep the premises in good condition as herein provided. Lessor shall not be liable to Tenant for any damage by or from any act or negligence of any co-tenant or other occupant of the building, or by any owner or occupant of adjoining or contiguous property. Tenant agrees to pay for all damage to the building, as well as all damage to Tenants or occupants thereof caused by Tenant's misuse or neglect of said premises, its apparatus or appurtenances.

               B. Tenant shall not use, or permit said premises, or any part thereof, to be used, for any purpose or purposes other than the purpose or purposes for which said premises are hereby leased, to wit: production of visual and audio communications and no use shall be made or permitted to be made of said premises, nor acts done, which will increase the existing rate of insurance upon the building in which said premises are located or cause a cancellation of any insurance policy covering said building or any part thereof, nor shall Tenants sell, or permit to be kept, used, or stored in or about said premises any article which may be prohibited by the standard form of fire insurance policy. Tenant shall not commit or suffer to be committed any waste upon the said premises, or any public or private nuisance, or other act or thing which may disturb the quiet enjoyment of any other of any other Tenant in the building in which the premises are located, nor, without limiting the generality of the foregoing, shall Tenant allow said premises to be used for any improper, immoral, unlawful or objectionable purpose and nothing shall be prepared, manufactured or mixed in said premises which might emit an odor in the corridors of said building, nor shall Tenant use any apparatus, machinery or device in or about the demised premises which shall make any noise or set up any vibration, or which shall in any way increase the amount of electricity, water or other service to be furnished or supplied under this lease. Tenant shall comply with all requirements of all municipal, state and federal authorities now in force or which may hereafter be in force pertaining to said premises and shall faithfully observe in the use of the premises all municipal ordinances and state and federal statutes now in force or which may hereafter be in force. Tenant will reimburse Lessor for any expense or damage incurred by Lessor in enforcing any of the covenants set out in this Lease.


ARTICLE VIII.  ASSIGNMENT AND SUBLETTING

               Tenant shall not assign this lease or any interest therein, and shall not sublet the said premises or any part thereof, or any right or privilege appurtenant thereto or suffer any other person, firm or corporation to occupy or use the said premises, or any portion thereof, without the written consent of Lessor first had and obtained, and a consent of one assignment, subletting, occupation or use by any other person, firm or corporation, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by any other person, firm or corporation. Any such assignment or subletting without such consent shall be void, and shall, at the option of Lessor, terminate this Lease. This Lease shall not, nor shall any interest therein, be assignable, as to the interest of Tenant by operation of law, without the written consent of Lessor. Lessor's right to assign this lease is and shall remain unqualified. The consent of Lessor to an assignment, subletting, occupation or use shall not be unreasonably withheld.


ARTICLE IX.    SUBORDINATION

               This Lease shall be subject and subordinate to any mortgage, deed of trust or ground lease now or hereafter placed upon the Premises, the Building, the Property, or any portion thereof by Lessor, its successors or assigns, and to amendments, replacements, renewals and extensions thereof. Tenant agrees at any time hereafter, upon demand, to execute and deliver any instruments, releases or other documents that may be reasonable required for the purpose of subjecting and subordinating this Lease, as above provided, to the lien of any such mortgage, deed of trust or ground lease. It is agreed, nevertheless, that as long as Tenant is not in default in the payment of Base Rent, Additional Rent, and the payment of other charges to be paid by Tenant under this Lease, and the performance of all covenants, agreements and conditions to be performed by Tenant under this Lease, then neither Tenant's right to quiet enjoyment under this Lease, nor the right of Tenant to continue to occupy the Premises and to conduct its business thereon, in accordance with the terms of this Lease as against any lessor, tenant, mortgagee, trustee, or their successors or assigns shall be interfered with.


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               The above subordination shall be effective without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Notwithstanding anything hereinabove constrained in this Article X, in the event the holder of any mortgage, deed of trust or ground lease shall at any time elect to have this Lease constitute a prior and superior lien to this mortgage, deed of trust or ground lease, then, and in such event, upon any such holder or landlord notifying Tenant to that effect in writing, this Lease shall be deemed prior and superior in lien to such mortgage, deed of trust, ground lease, whether this Lease is dated prior to or subsequent to the date of such mortgage, deed of trust or ground lease and Tenant shall execute such attainment agreement as may be reasonably requested by said holder.

               Tenant agrees, provided the mortgagee, ground lessor or trust deed holder under any mortgage, ground lease, deed of trust or other security instrument shall have notified Tenant in writing (by the way of a notice of assignment of lease or otherwise) of its address, Tenant shall give such mortgagee, ground lessor or trust deed holder, or other secured party, simultaneously with delivery of notice to Lessor, by registered or certified mail, a copy of any such notice of default served upon Lessor. Tenant further agrees that such mortgagee, ground lessor or trust deed holder, or other secured party shall have the right to cure any alleged default during the same period that Lessor has to cure such default.




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ARTICLE X.     INSTALLATION OF IMPROVEMENTS; ALTERATIONS

               Subject to Tenant's performance of its obligations hereunder, Lessor agrees to install at Lessor's cost and expense the improvements described in Exhibit A attached hereto. All other improvements to the Premises shall be installed at the cost and expense of Tenant (which cost shall be payable on demand by Lessor as Additional Rent), but only in accordance with plans and specifications which have been previously submitted to and approved in writing by Lessor, and only by Lessor or by contractors and subcontractors approved in writing by Lessor (which approval shall not be unreasonably withheld). Tenant shall not be allowed to make any alterations, modifications, improvements, additions, or installations if such action results or would result in a labor dispute or otherwise would materially interfere with Lessor's operation of the building. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease and Tenant shall, unless Lessor otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Premises to its original condition by the date of expiration or termination of this Lease or upon earlier vacating of the Premises and title shall pass to Lessor under this Lease as by a bill of sale. All such removals and restoration shall be accomplished in a good workmanlike manner by contractors approved in writing by Lessor so as not to damage the primary structure or structural qualities of the Building. All alterations, additions or improvements proposed by Tenant shall be constructed (a) in a first-class manner consistent with the Building; and (b) in accordance with all governmental laws, ordinances, rules and regulations, including, without limitation, the ADA. Tenant shall, prior to construction, provide such assurances to Lessor including but not limited to, waivers of lien, surety company performance and payment bonds and personal guaranties of individuals of substance, as Lessor shall require to assure payment of the costs thereof and to protect Lessor against any loss from mechanics', laborers', materialmen's or other liens. If such improvements are not being performed by Lessor, Tenant shall permit Lessor, if Lessor so desires, to supervise construction operations in connection with such work. Tenant will pay Lessor a reasonable fee for Lessor's inspection and engineering time. In no event will such supervision or right to supervise by Lessor, nor shall any approvals given by Lessor under this Lease, constitute any warranty by Lessor to Tenant of the adequacy of the design, workmanship or quality of such work or materials for Tenant's intended use or impose any liability upon Lessor in connection with the performance of such work.


ARTICLE XI.    DAMAGE BY FIRE OR OTHER CASUALTY

               In the event of a partial destruction of said premises during the term of this lease, from any cause, Lessor shall forthwith repair the same, provided such repairs can be made within ninety (90) days and such partial destruction shall in nowise annul or void this Lease, except that Tenant shall be entitled to a proportionate deduction of rent while such repairs are being made, if such repairs shall interfere with the business carried on by Tenant in the said premises. In the event that such repairs cannot be made within such one hundred eighty (180) day period, this Lease may be terminated at the option of either party. In the event that the building in which the demised premises are situated is destroyed to the extent of sixty-five percent (65%) or more of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the demised premises be injured or not. A total destruction of the building in which the said demised premises are situated shall terminate this Lease. In the event of any dispute between Lessor and Tenant relative to the provisions of this paragraph, they shall each select an arbitrator, the two arbitrators so selected shall select a third arbitrator, and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding upon both Lessor and Tenant, who shall bear the cost of such arbitration equally between them.


ARTICLE XII.   EMINENT DOMAIN

               If the demised premises are taken by any public authority under the power of eminent domain, then the term of the Lease shall cease as of the date of possession by such public authority, and Lessor shall make a pro-rata refund of any rent that may have been paid in advance. All damages awarded for such taking under the power of eminent domain shall belong to and be the property of Lessor, irrespective of the basis upon which they are awarded.


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


ARTICLE XIII.  SURRENDER OF PREMISES

               A. On the last day of the term of this Lease, or on the sooner termination thereof, Tenant shall peaceably surrender the leased premises in good condition and repair, wear and tear, and damage from fire or other casualty for which insurance is normally procured excepted. On or before the last day of the term of the Lease or the sooner termination thereof, Tenant shall at its expense remove all of its equipment from the Leased premises, and any property not removed shall be deemed abandoned. All alterations, additions and fixtures, other than Tenant's equipment, which have been made or installed by either Lessor or Tenant upon the lease premises shall remain as Lessor's property and shall be surrendered with the leased premises as a part thereof. If the leased premises be not surrendered at the end of the term or sooner termination thereof, Tenant shall indemnify Lessor against loss or liability resulting from delay by Tenant in so surrendering the premises, including, without limitation, claims made by any succeeding Tenant founded on such delay. Tenant shall promptly surrender all keys for the leased premises to Lessor at the place then fixed for the payment of rent and shall inform Lessor of combinations on any locks and safes on the leased premises.

               B. In the event Tenant remains in possession of the premises herein leased after the expiration of the term of this Lease and without the execution of a new lease, the Tenant shall be deemed to be occupying said premises as a Tenant from month to month, subject to all the conditions, provisions and obligations of this lease insofar as the same can be applicable to a month-to-month tenancy, but the monthly rental set forth on page one of this Lease shall be increased by a sum equal to One Hundred Fifty Percent (150%) of said monthly rental.


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


ARTICLE XIV.   NOTICES

               All notices to be given Tenant shall be given in writing personally or by depositing the same in the United State Mail, postage prepaid and addressed to Tenant at said premises, whether or not Tenant has departed from, abandoned or vacated the premises.

               All notices to be given to Lessor shall be given in writing personally or by depositing the same in the United State Mail, postage prepaid and addressed to Charles and Sharron Mills, 650 S. E. Sixth Avenue, Pompano Beach, FL 33060.

               Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. All preliminary negotiations are merged into and incorporated in this lease. This lease shall be modified or amended only by an agreement in writing signed by the parties hereto. All provisions hereof shall be binding upon the heirs, personal representatives, successors and assigns of each party hereto.


ARTICLE XV.    MISCELLANEOUS

               A. The Lessor or its employees or agents shall have the right to enter the premises at all reasonable times for the purpose of inspection, cleaning, repairing, altering or improving the same or the building of which the premises is a part. Right to enter to be during tenant's business hours with prior notice.

               B. Tenant agrees to pay all sums of money in respect to any labor, services, materials, supplies or equipment furnished or alleged to have been furnished to Tenant in or about the demised premises which may be secured by any mechanic's lien or other lien against the demised premises or the building in which the demised premises are situated or the Lessor's interest therein and will cause each such lien to be discharged at the time performance of any obligation secured thereby matures, provided that Tenant may contest such lien by depositing with Lessor a deposit of cash in an amount sufficient to satisfy such lien, all attorney's fees thereon and all interest, cost and disbursements thereon, or may make such deposit with the District Court of the County in which the demised premises are situated. The Lessor shall have the right to post and maintain on the demised premises, notices of non-responsibility for mechanics' liens under the laws of the State of Minnesota.

               C. The appointment of a receiver to take possession of all of the assets of Tenant or a general assignment by Tenant for the benefit of creditors or any action taken or suffered by Tenant under any insolvency or bankruptcy act shall constitute a breach of this lease by Tenant. The Tenant's duty to pay rent shall not terminate if the Tenant abandons the premises, is removed from the premises or if the Lessor re-enters the premises in accordance with the Lease provisions. In addition, Lessor specifically retains and preserves all of its common law rights and remedies. In the event of any breach of this Lease by Tenant, then Lessor, besides other rights or remedies he may have, shall have the immediate right of reentry and may remove all persons and property from the demised premises; such property may be removed and stored in any other place in the building in which the demised premises are situated, or in any other place, of the account of, and at the expense and risk of the Tenant. Tenant hereby waives all claims for damages which may be caused by the re-entry of Lessor and taking possession of the demised premises or removing or storing the furniture and property of Tenant as herein provided, and will save Lessor harmless from any loss, costs or damages occasioned Lessor thereby, and no such re-entry shall be considered or construed to be a forcible entry. Should Lessor elect to re-enter, as herein provided, or should he take possession pursuant to legal proceedings or pursuant to any notice provided for by law, he may either terminated this Lease or he may from time to time, without terminating this Lease, relet said premises or part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion my deem advisable, with the he right to make alterations and repairs to said premises. Rentals received by Lessor from such reletting shall be applied: First, to the payment of any indebtedness other than rent due hereunder from Tenant to Lessor; Second, to the payment of rent due and unpaid hereunder; Third, to the payment of any cost of such reletting; Fourth, to the payment of any cost of any alterations and repairs to the premises; and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. Should such rentals received from such reletting during any month be less than that agreed to be paid during that month by Tenant hereunder, then Tenant shall pay such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this lease for such previous breach. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedy he may have, he may recover from Tenant all damages he may incur by reason of such breach, including the cost or recovering the premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the premises for the remainder of the stated term.

               D. The conditions, covenants and agreements in the foregoing Lease contained to be kept and performed by the parties hereto shall be binding upon said respective parties, their heirs, executors, administrators successors and assigns.

               E. The Tenant shall pay promptly all taxes and assessments levied on or against Tenant's property on said premises, and all license, permit, occupational and inspection fees assessed or charged against said premises or either party to this Lease by reason of the Tenant's use or occupancy of said premises, and the Tenant shall hold the Lessor free and harmless from any loss, damage or expense arising out of or by reason of any charges specified in this paragraph.

               F. This Agreement and its attached Exhibits constitutes the entire agreement between the parties, and each party understands that there are no other oral understandings or agreements other than those set out herein. This agreement cannot be added to, altered or amended in any way except by a written agreement signed by both of the parties hereto.

               IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement, the day and year first above written.


                                                  LESSOR
               IN THE PRESENCE OF:                Charles Mills

                                                  /s/  Charles Mills
               ----------------------------       ----------------------------


                                                  Sharron Mills

                                                  /s/  Sharron Mills
                                                  ----------------------------


                                                  TENANT
                                                  Art-In-Motion, Inc.

                                                  /s/  John Gulfuss
               ----------------------------       ----------------------------

                                                  By:
                                                       -----------------------

                                                  Its: CEO
                                                       -----------------------

JJD:#6


                                  EXHIBIT "B"

                             HAZARDOUS SUBSTANCES

The TENANT, its employees and/or invitees shall not without the prior written consent of LESSOR bring into the Demised Premises or common areas, or permit to be in the Demised Premises or common areas, or release from the Demised Premises or common areas any "HAZARDOUS SUBSTANCES." For Purposes hereof, "HAZARDOUS SUBSTANCES" shall mean any toxic or hazardous substance or waste pollutant or contaminant (including, without limitation, asbestos, urea formaldehyde, the group of organic compounds known as polychlorinated biphenyls petroleum products including gasoline, fuel, oil crude oil and various constituents of such products) and any hazardous substance as defined in any state, local or federal law, regulation, rule, policy or order relating to the protection of the environment.

The LESSOR may withhold or condition consent as it sees fit, in its absolute discretion. Notwithstanding any termination of the Lease, the TENANT will indemnify and hold the LESSOR harmless from any cost, expense, or damage resulting from a violation of the Exhibit, and will, upon request from the LESSOR promptly remove at its sole expense any material so brought or released in violation of this Exhibit. The LESSOR may, from time to time inspect the Leased Premises to determine compliance with this Exhibit, and require the TENANT certify to such compliance. A violation of this Exhibit is a breach for which the LESSOR need not provide notice or a period to cure, and any contrary provision in this Lease is hereby modified to so provide.


             EACH ITEM ON THE FOLLOWING CHECKLIST MUST BE ANSWERED

1. Will any chemicals be used or stored on the premises?   YES     NO   x
                                                              ---      ---
   If yes, list all chemicals that are to be used or stored in the premises.

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________


2. Will any materials be used or stored on the premises that appear on any
   local, state or federal list of "HAZARDOUS SUBSTANCES"   YES    NO  x
   If yes, list all items in the space provided.               ---    ---

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________


3. Do you have any permits to handle, use or store "HAZARDOUS SUBSTANCES?"
   YES      NO  x
       ---      ---

    IF YES, ATTACH COPIES OF THESE PERMITS TO THIS EXHIBIT.

4. Will any flammables be used or stored on the premises?   YES     NO  x
                                                                ---    ---

   If yes, list type, quantities and how the flammable will be stored.

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________

   _________________________________________________________________________



   Tenant certifies that the above information is true, complete and correct. Further, Tenant understands and agrees that no substances other than those listed above and approved by the Lessor may be used or stored on the premises and that any additions to the above list must be approved in writing.


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INITIAL

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